Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Standard Companies Inc. (the “Company”) on Form 10-Q for the quarter ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, G. Peter D’Aloia, Senior Vice President and Chief Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/ G. Peter D’Aloia
G. Peter D’Aloia
Senior Vice President and Chief Financial Officer

October 24, 2006